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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): September 4, 2002


                             KEYSTONE PROPERTY TRUST
       (Exact Name of Registrant as Specified in its Declaration of Trust)


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       Maryland                     1-12514                   84-1246585
   (State or Other                (Commission                (IRS Employer
   Jurisdiction of                File Number)            Identification No.)
    Incorporation)
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                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)

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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 5. OTHER EVENTS.

     On September 4, 2002, Keystone Property Trust (the "Company") entered into two separate Purchase Agreements with Cohen & Steers Capital Management, Inc. ("Cohen & Steers") and CRA Real Estate Securities, L.P. ("CRA"; CRA and Cohen & Steers being referred to herein each as a "Purchaser" and collectively, the "Purchasers") as well as a Placement Agency Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Placement Agent"), as placement agent for the offering to Cohen & Steers, in connection with two concurrent offerings by the Company of, in the aggregate, 2,000,000 Common Shares of Beneficial Interest, par value $.001 per share (the "Shares"), at a price of $16.415 per Share, resulting in gross aggregate proceeds to the Company, before the payment of a placement agency fee to the Placement Agent in connection with the Purchase Agreement with Cohen & Steers, as investment advisor for several client accounts, and other offering expenses, of approximately $32.8 million. There was no placement agency fee in connection with the Purchase Agreement with CRA. The Shares that are being offered and sold have been registered by the Company on Form S-3 (No. 333-58971) as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on July 13, 1998, as amended by Post-Effective Amendment No. 1 dated October 15, 1999 and the related prospectus dated September 4, 2002 as amended by the prospectus supplement dated September 4, 2002, each in the form in which it was first filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         None.

     (b) PRO FORMA FINANCIAL INFORMATION

         None.

     (c) EXHIBITS

          99.1 Purchase Agreement, dated as of September 4, 2002, by and between the Company and CRA Real Estate Securities, L.P.

          99.2 Purchase Agreement, dated as of September 4, 2002, by and between the Company and Cohen & Steers Capital Management, Inc.

          99.3 Placement Agency Agreement, dated as of September 4, 2002, by and between the Company and the Placement Agent.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         KEYSTONE PROPERTY TRUST


Date: September 6, 2002                  By: /s/ JEFFREY E. KELTER
                                             ---------------------
                                             Jeffrey E. Kelter
                                             President and Chief Executive
                                             Officer


Date: September 6, 2002                  By: /s/ TIMOTHY E. MCKENNA
                                             ----------------------
                                             Timothy E. McKenna
                                             Senior Vice President and
                                             Chief Financial Officer


Date: September 6, 2002                  By: /s/ J. PETER LLOYD
                                             ------------------
                                             J. Peter Lloyd
                                             Vice President, Corporate
                                             Controller